SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                    July 31, 2002
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                        (Date of earliest event reported)

                          Leucadia National Corporation
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               (Exact Name of Registrant as Specified in Charter)

        New York                        1-5721                13-2615557
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(State of Incorporation)             (Commission           (I.R.S. Employer
                                     File Number)          Identification No.)

        315 Park Avenue South
          New York, New York                               10010-3607
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(Address of Principal Executive Offices)                   (Zip Code)

        Registrant's Telephone Number, including area code (212) 460-1900
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events

                  The information set forth in the press release issued by Leucadia National Corporation on July 26, 2002, attached hereto as Exhibit 99.1 and the Purchase and Sale Agreement entered into by Leucadia National Corporation as of July 26, 2002, attached hereto as Exhibit 99.5, are incorporated herein by reference. In addition, certain of the exhibits to the Form 8-K filing by Williams Communications Group, Inc. on July 31, 2002 are also incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.         Description
--------------      -----------

    99.1*           Press release of Leucadia National Corporation dated July
                    26, 2002.

    99.2 Settlement Agreement dated as of July 26, 2002, by and among The Williams Companies Inc., Williams Communications Group, Inc., CG Austria, Inc., the official committee of unsecured creditors and Leucadia National Corporation.(1)

    99.3 First Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc. and CG Austria, Inc.(1)

    99.4 Investment Agreement dated as of July 26, 2002, by and among Leucadia National Corporation, Williams Communications Group, Inc. and, for purposes of Section 7.4 (thereto) only, Williams Communications, LLC.(1)

    99.5* Purchase and Sale Agreement dated as of July 26, 2002, by and between The Williams Companies, Inc. and Leucadia National Corporation.


--------------------------
*filed herewith

(1) Incorporated herein by reference to the Current Report on Form 8-K filed by Williams Communications Group, Inc. on July 31, 2002.


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

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LEUCADIA NATIONAL CORPORATION


                                 /s/ Barbara L. Lowenthal
                                 ---------------------------
                                 Name:  Barbara L. Lowenthal
                                 Title: Vice President


July 31, 2002

















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

                                INDEX TO EXHIBITS

    Exhibit No.                          Description
    -----------                          -----------

        99.1*         Press release of Leucadia National Corporation dated July
                      26, 2002.

        99.2 Settlement Agreement dated as of July 26, 2002, by and among The Williams Companies Inc., Williams Communications Group, Inc., CG Austria, Inc., the official committee of unsecured creditors and Leucadia National Corporation.(1)

        99.3 First Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc. and CG Austria, Inc.(1)

        99.4 Investment Agreement dated as of July 26, 2002, by and among Leucadia National Corporation, Williams Communications Group, Inc. and, for purposes of Section
                      7.4 only, Williams Communications, LLC.(1)

        99.5* Purchase and Sale Agreement dated as of July 26, 2002, by and between The Williams Companies, Inc. and Leucadia National Corporation.



------------------------
*filed herewith

(1) Incorporated herein by reference to the Current Report on Form 8-K filed by Williams Communications Group, Inc. on July 31, 2002.






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